EXHIBIT 10.7


















                     STOCK PERFORMANCE PLAN







             Originally Adopted - November 12, 1957

                Last Amended - November 24, 1993
    and reflecting changes approved by the Board on that date for Shareholder approval on April 27, 1994








              E. I. DU PONT DE NEMOURS AND COMPANY

















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                     STOCK PERFORMANCE PLAN



   I.  PURPOSES

       The purposes of this Stock Performance Plan (the "Plan") are: (a) to provide greater incentive for employees who are or will be primarily responsible for the growth and success of the business to exert their best efforts on behalf of E. I. du Pont de Nemours and Company ("the Company"); and (b) to further the identity of interests of such employees with those of the Company's stockholders generally by encouraging them to acquire stock ownership in the Company.


  II.  FORM OF GRANTS

       1. Grants under this Plan may be made in the form of stock options, stock options accompanied by stock appreciation rights, restricted stock or a combi-nation of any of these forms and may be made in replacement of or as alternatives to salary or grants under any other plan or program of a plan company.

       2. Stock options to purchase shares of the Company's common stock granted under this Plan may be either incentive, performance or other stock options qualified under the Internal Revenue Code as in effect from time to time ("qualified stock options") or stock options that are not qualified under the Internal Revenue Code ("nonqualified stock options"), or a combination of qualified and nonqualified stock options.

       3. Stock appreciation rights may be granted by the Company under this Plan upon such terms and condi-tions as the Compensation and Benefits Committee may determine. Such rights may be granted only when they accompany the concurrent grant of stock options.
           Each stock appreciation right shall give the grantee the right to receive a payment equal to the excess of the fair market value of a share of the Company's common stock on the date when such right is exercised over the option price provided for in the accompany-ing stock option. Such rights may be exercised only if the grantee exercises the accompanying stock option by purchasing one share of the Company's common stock for each stock appreciation right exercised.




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           The number of shares subject to exercise under an
           accompanying stock option shall be automatically reduced by one share for each stock appreciation right exercised.

       4. Shares of restricted stock granted under this Plan shall be subject to restriction, such as forfeiture and a minimum vesting period. A grantee shall generally have all incidents of ownership in restricted stock, including the right to dividends (unless otherwise restricted) and to vote. Shares may be evidenced by book-entry registration, a stock certificate registered in the grantee's name but held in the Company's custody or issuance of an appro-priate legended stock certificate, as determined by the Compensation and Benefits Committee.


 III.  LIMITATIONS ON GRANTS

       1. The aggregate number of shares of the Company's stock which may be made subject to stock options granted under this Plan shall not exceed 36,000,000, or 5% of such number for any optionee, during any five consecutive years, of which only 6,000,000 shares may be subject to restricted stock grants. The number of stock appreciation rights which may be granted to any optionee under this Plan shall not exceed 50% of the number of shares made subject to an accompanying stock option.

       2. If any stock option or restricted stock (without benefit of dividends) granted under this Plan shall terminate or expire for any reason without having been exercised or vested in full, the shares not acquired under such grant shall become available again for further grants under this Plan; provided also, that shares withheld by or tendered to the Company as payment of exercise price or other consideration or satisfaction of withholding taxes shall become available again for further grants to employees who are not executive officers; provided, however, that the shares which become so available for further grants shall not include any shares as to which a stock option has been reduced by reason of receiving payments under accompanying stock appreciation rights. The limitations set forth above shall be subject to adjustment as provided in Article XII hereof.




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  IV.  ADMINISTRATION

       1. Except as otherwise specifically provided, the Plan shall be administered by the Compensation and Benefits Committee of the Company's Board of Directors. The Compensation and Benefits Committee shall be elected pursuant to the Bylaws of the Company, and the members thereof shall be ineligible for grants while serving on said Committee.

       2. The Compensation and Benefits Committee is authorized, subject to the provisions of the Plan, from time to time to establish such rules and regulations as it deems appropriate for the proper administration of the Plan, and to make such determinations and take such steps in connection therewith as it deems necessary or advisable.

       3. The Compensation and Benefits Committee shall, subject to the provisions of the Plan, determine the time or times when stock options will be granted, which employees, if any, shall be granted stock options, the types of stock options to be granted, whether they shall be granted singly or in combi-nation, when they shall be exercisable, the number of shares to be covered by each stock option or options, and the terms and conditions of such stock options; which employees, if any, shall also be granted accompanying stock appreciation rights, the number of stock appreciation rights which shall be granted to each of them, and the terms and conditions of such rights; and the time or times when restricted stock will be granted, which employees, if any, shall be granted restricted stock, the number of restricted shares to be granted, the restrictions or conditions on the right to transfer or dispose of such shares, and the terms and conditions of such restricted stock, including the number, amount, and timing of vesting increments.

       4.  The decision of the Compensation and Benefits
           Committee with respect to any questions arising as to interpretation of this Plan, including the sever-ability of any and all of the provisions thereof, shall be final, conclusive and binding.

       5. The Company's Board of Directors may elect a Special Stock Performance Committee pursuant to the Bylaws of the Company which shall have and may exercise all the rights, powers and duties of the Compensation and Benefits Committee specified in this Plan for pur-poses of making grants for significant achievements



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           by employees who are not directors or executive
           officers of the Company.  The Special Stock
           Performance Committee may also be authorized by the Compensation and Benefits Committee to assume certain administrative responsibilities under this Plan.


   V.  ELIGIBILITY FOR GRANTS

       1. Grants under this Plan may be made to employees (including those who are directors or executive officers of the Company) as determined by the Compensation and Benefits Committee (or Board of Directors, if the grantee is a director of the Company). In determining those employees to whom grants are to be made, the Compensation and Benefits Committee (or Board of Directors, if the beneficiary is a director of the Company) may take into consideration present and potential contributions to the Company's success by such employees, and any other factors which the Compensation and Benefits Committee (or Board of Directors, if the grantee is a director of the Company) may deem relevant in connection with accomplishing the purposes of the Plan.

       2. The term "employee" may include an employee of a corporation or other business entity in which the Company shall directly or indirectly own fifty percent or more of the outstanding voting stock or other ownership interest, but shall exclude any director who is not also an officer or a full-time employee of a plan company. The term "plan company" as used in this Plan shall mean a business entity whose employees are eligible for grants under this
           Plan). The term "grantee" as used in this Plan means an employee to whom a grant has been made under this Plan or, where appropriate, his or her successor in interest upon death.


  VI.  RECOMMENDATIONS AND GRANTS

       1. Recommendations for grants to members of the Board of Directors shall be made by the Compensation and Benefits Committee. Recommendations for grants to employees who are not members of the Board of Directors shall be made to the Compensation and Benefits Committee by the Office of the Chairman.






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       2.  Any grant to a director shall be made in the sole
           discretion of the Board of Directors, a majority of whose members taking final action on any such grant shall be ineligible for grants under Article V. Any grant to an employee who is not a member of the Board of Directors shall be made by the Compensation and Benefits Committee which shall take final action on any such grant.

       3. Grants may be made at any time under this Plan and in any of the forms or combinations thereof provided in
           Article II hereof. A grantee may receive and may hold more than one grant under this Plan.

       4. The date on which a grant shall be deemed to have been made under this Plan shall be the date of the Compensation and Benefits Committee (or Board of Directors, if the grantee is a director) authoriza-tion of the award or such later date as may be determined by the Compensation and Benefits Committee (or Board of Directors, if the grantee is a director) at the time the grant is authorized. Each grantee shall be advised in writing by the Company of a grant and the terms and conditions thereof, which terms and conditions, as the Compensation and Benefits Committee from time to time shall determine, shall not be inconsistent with the provisions of this Plan.


 VII.  OPTION PRICE

       The price per share of the Company's common stock which may be purchased upon exercise of a stock option granted under this Plan shall be determined by the Compensation and Benefits Committee, but shall in no event be less than the fair market value of such share on the date the stock option is granted, and in no event less than the par value thereof. The price so determined also shall be applicable to any accompanying stock appreciation right. For purposes of this Plan, fair market value shall be the average of the high and low prices of the Company's common stock as reported on the "NYSE-Composite Transactions Tape" on the date of grant of a stock option or the date of exercise of a stock option or stock appreciation right, or if no sales of such stock were reported on said Tape on such date, the average of the high and low prices of such stock on the next preceding day on which sales were reported on said Tape. Such price shall be subject to adjustment as provided in
Article XII hereof.







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VIII.  OPTION TERM

       The term of each stock option and each stock appreciation right granted under this Plan shall be for such period as the Compensation and Benefits Committee shall determine, but not for more than ten years from date of grant.


  IX.  EXERCISE OF OPTIONS

       1. Subject to the provisions of this Plan, each stock option and each stock appreciation right granted hereunder shall be exercisable on such date or dates and during such period and for such number of shares or stock appreciation rights as the Compensation and Benefits Committee may determine. However, in no event shall a stock option or stock appreciation right be exercisable prior to six months from date of grant. The Compensation and Benefits Committee may fix from time to time a minimum number of shares which must be purchased at the time a stock option is exercised.

       2. A grantee electing to exercise a stock option shall at the time of exercise pay the Company the full purchase price of the shares he or she has elected to purchase. Payment of the purchase price shall be made in cash, the Company's common stock (valued at fair market value on the date of exercise), or a combination thereof, as the Compensation and Benefits Committee may determine from time to time. A grantee electing to exercise a stock appreciation right granted under this Plan shall so notify the Company at the same time he or she elects to exercise an accompanying stock option. Payment by the Company for such stock appreciation right may be in cash, common stock (valued at fair market value on date of exercise), or a combination thereof, as the Compensation and Benefits Committee may determine from time to time, but no fractional share of common stock shall be delivered. With respect to shares of the Company's common stock to be delivered upon exercise of a stock option or a stock appreciation right, the Compensation and Benefits Committee shall periodically determine whether, and to what extent, such stock shall be in the form of new common stock issued for such purposes, or common stock acquired by the Company.







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       3.  Notwithstanding any other provision of this Plan,
           when the fair market value of a share of the Company's common stock on the date a grantee elects to exercise a stock option is less than such amount per share as may be determined by the Compensation and Benefits Committee from time to time, the Company may at its election pay the grantee in cash for each share he or she elected to purchase an amount equal to the excess of such fair market value over the option price provided for in the stock option. The Compensation and Benefits Committee shall period-ically determine whether the Company shall make such cash payment upon exercise of a stock option. When the Company makes a payment to the grantee under this paragraph 3 of Article IX, it shall not require the grantee to tender the full purchase price of the shares he or she has elected to purchase, the Company's obligation to issue or deliver such shares shall be null and void, and the right to purchase such number of shares subject to option shall be terminated. Such payment by the Company shall be deemed to be an exercise of a stock option and the purchase of shares thereunder for purposes of paragraph 3 of Article II and Article III.


   X.  NONTRANSFERABILITY OF GRANTS

       During a grantee's lifetime no stock option or stock appreciation right granted under this Plan shall be transferable, and stock options and stock appreciation rights may be exercised only by the grantee.


  XI.  TERMINATION OF EMPLOYMENT

       1. The Compensation and Benefits Committee shall, subject to the provisions of the Plan, determine the rules relating to rights under stock options, stock appreciation rights and restricted stock grants upon a grantee's termination of employment.

       2. A grantee shall forfeit all rights under stock options, stock appreciation rights and restricted stock grants -

           (a) if the grantee is dismissed or leaves the service of the plan companies for any reason other than his or her death, or retirement pursuant to the provisions of the pension or retirement plan or policy of a plan company, or




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           (b)  if the grantee retires pursuant to the pro-
                visions of the pension or retirement plan or policy of a plan company, and if thereafter the Compensation and Benefits Committee, after a hearing at which the grantee shall be entitled to be present, shall find that he or she has willfully engaged in any activity which is harm-ful to the interest of any of such companies;

           provided, however, that such stock options, stock appreciation rights and restricted stock grants may continue in effect to such extent and under such conditions as the Compensation and Benefits Committee may determine; and provided, further, that the Compensation and Benefits Committee may accelerate or waive any restrictions or conditions applicable to restricted stock grants, in whole or in part, based on such factors and criteria as the Compensation and Benefits Committee may determine.

       3. Upon the death of the grantee or his or her retire-ment pursuant to the provisions of the pension or retirement plan or policy of a plan company, which-ever shall first occur, the number of shares subject to option and the number of stock appreciation rights shall be limited to that number of shares and rights which the grantee could have acquired or exercised under the terms of his or her grant or grants on the date of such death or retirement, and the options or rights representing the remainder of the grant or grants shall terminate.


 XII.  ADJUSTMENTS

       1. In the event of any stock dividend, split-up, reclassification or other analogous change in capitalization, the Compensation and Benefits Committee shall make such adjustments, in the light of the change, as it deems to be equitable, both to the grantees and to the Company, in -

           (a) the number of shares and prices per share applicable to outstanding stock options,

           (b) the number of outstanding stock appreciation rights and their price,

           (c) the number of shares applicable to outstanding restricted stock grants,





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           (d)  the aggregate limitation set forth in
                Article III with respect to the number of shares which may be made subject to options and restricted stock grants.

           Furthermore, in the event of a distribution to common stockholders other than interim or year-end dividends declared as such by the Board of Directors, the Compensation and Benefits Committee shall make such adjustments, in the light of the distribution, as it deems to be equitable, both to the grantees and to the Company, in respect of the items described in
           (a), (b) and (c) above.

       2. Any fractional shares or fractional stock apprecia-tion rights resulting from adjustments made pursuant to this Article shall be eliminated.


XIII.  AMENDMENTS

       The Board of Directors reserves the right to modify this Plan from time to time or to repeal the Plan entirely, or to direct the discontinuance of grants either temporarily or permanently; provided, however, that no modification of this Plan shall operate to annul, without the consent of the grantee, a grant already made hereunder; provided, also, that no modification without approval of the stockholders shall -

       (a) increase the number of shares which may be made subject to stock options or restricted stock grants, or the number of stock appreciation rights which may be granted under this Plan in the aggregate, except by way of adjustments as provided in Article XII,

       (b) permit grant of stock options and stock appreciation rights at a price less than fair market value,

       (c) extend the maximum term of stock options and stock appreciation rights, or

       (d) permit a grant under this Plan to a member of the Compensation and Benefits Committee;

except that the Board of Directors may take any action it deems advisable to ensure that qualified stock options may be granted under this Plan in accordance with the provisions of the Internal Revenue Code, as it may be amended.







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 XIV.  MISCELLANEOUS

       1. The Compensation and Benefits Committee may adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of countries other than the United States in which the Company or a plan company may operate to assure the viability of the benefits of grants made to employees in such countries and to meet the purposes of the Plan.

       2. Grantees may use shares of the Company's common stock to satisfy withholding taxes relating to grants under this Plan to the extent provided in terms and conditions established by the Compensation and Benefits Committee.















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